ONE-TIME MANUFACTURING AGREEMENT

THIS AGREEMENT (this "Agreement") is made as of the 12th day of March, 2014 by and between ID Perfumes, Inc ("ID") and Great American Beauty, Inc. ("GAB")

WHEREAS, ID is granting GAB a one-time right to convert only the raw material componentry listed on **Sales Order ID14-1010** into finished goods under this one-time manufacturing agreement. To complete the manufacturing process, GAB will be allowed to purchase juice/oil from ID's contract supplier, Givaudan, directly, provided however, that ID is presented with copies of each purchase order, invoice and proof of payment between GAB and Givaudan. All finished goods must comply with the terms and conditions set forth in the exclusive license agreement with Adam Levine Productions, Inc and must comply with previously approved concepts and designs.

WHEREAS, GAB will issue an immediate non-refundable payment of seven hundred ninety thousand dollars ($790,000.00). The balance of the order, less any returned items, will be due within ~~180~~ 360 PFA days. GAB has the right to return any unused items within ~~180~~ 360 PFA days.

WHEREAS, The finished goods manufactured under this agreement must be sold following the terms and conditions of the worldwide distribution agreement between ID and GAB.

WHEREAS, ID commits to comply with the terms and condition set forth in its exclusive licensing agreement with Adam Levine Productions, Inc and ensures that all royalties will be paid current.

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers as of the dates below written.

ID PERFUMES, INC.	**GREAT AMERICAN BEAUTY, INC.**
By: [signature]	By: [signature]
Name: ILIA LEKACH	Name: PAUL F. Smith
Title: CEO	Title: COO/CFO
Date: 3/12/2014	Date: 3/12/14

ID Perfumes

1250 E Hallandale Beach Blvd.
Suite 402
Hallandale Beach, FL 33009

Sales Order

Date	S.O. No.
3/5/2014	ID14-1010

Name / Address	Ship To
Great American Beauty Inc. 124 North Swinton Avenue Delray Beach, FL 33444	GAB - Berks 4000 Bordertown Avbe Sayreville NJ 08872

Expected Date	P.O. No.	Terms
3/5/2014		

Item	Description	Ordered	U/M	Rate	Invoiced	Amount
100 ml Bottle	Bottle 100ml with printing	81,202	ea	0.63	0	51,157.26T
100 ml Bottle ...	100 ml Bottle Pump 20056617	28,903	ea	0.38	0	10,983.14T
100 ml Box	Two-Part Rigid Box for 100 ml with foam liner	57,622	ea	1.31	0	75,484.82T
100 ml Cap	100ml Microphone look Cap	67,932	ea	0.96	0	65,214.72T
100 ml Gift S...	100 ml 3PC Gift Set Box 22.50.90	640	ea	4.00	0	2,560.00T
100 ml Packer	100ml Packer (3)	14,609	ea	0.25	0	3,652.25T
100 ml Shipper	100ml Shipper (36)	1,038	ea	0.89	0	923.82T
100 ml Tester...	Folding Box for 100 ml tester	6,798	ea	0.36	0	2,447.28T
100ml Botto...	100 ml Bottom Label	50,950	ea	0.01	0	509.50T
100ml Tester ...	100 ml Tester Bottom Label	7,692	ea	0.01	0	76.92T
30 ml Bottle	Bottle 30ml with printing	18,948	ea	0.36	0	6,821.28T
30 ml Bottle ...	30 ml Bottle Pump 20056613	196	ea	0.36	0	70.56T
30 ml Bottom...	30 ml Bottom Label	50,655	ea	0.01	0	506.55T
30 ml Box	Two-Part Rigid Box for 30 ml with foam liner	38,869	ea	1.11	0	43,144.59T
30 ml Cap	30ml Microphone look Cap	21,799	ea	0.82	0	17,875.18T
30 ml Cap	30ml Microphone look Cap	14,642	ea	0.11	0	1,610.62T
30 ml Shipper	30ml Shipper (36)	1,623		0.57	0	925.11T
30 ml Vacfor...	PVC Vacform Ttay for 30 ml	27,719	ea	0.16	0	4,435.04T
30 ml Windo...	Window Box for 30 ml	28,065	ea	0.21	0	5,893.65T
30 ml Windo...	30ml Shipper for Window Box (24)	3	ea	1.00	0	3.00T
50 ml Bottle	Bottle 50ml with printing	70,143	ea	0.46	0	32,265.78T
50 ml Bottle ...	50 ml Bottle Pump 20056615	29,295	ea	0.38	0	11,132.10T
50 ml Box	Two-Part Rigid Box for 50 ml with foam liner	40,674	ea	1.19	0	48,402.06T
50 ml Cap	50ml Microphone look Cap	40,854	ea	0.83	0	33,908.82T
50 ml Packer	50ml Packer (3)	5,850	ea	0.26	0	1,521.00T
50 ml Shipper	50ml Shipper (36)	128	ea	1.22	0	156.16T
50ml Bottom ...	50 ml Bottom Label	43,459	ea	0.01	0	434.59T
50ml Hair & ...	50ml Hair & Body Wash Tube	30,520	ea	0.53	0	16,175.60T
Adam Clear ...	Adam Levine Clear Container w/ 2 silver color metal snaps on both sides	4,896		1.62	0	7,931.52T
Adam Men's ...	AL Men's Hair/Body Wash & After Shave Oil UAB11009/00 @ 3%	46	kg	69.40	0	3,192.40T

	Total

ID Perfumes
1250 E Hallandale Beach Blvd.
Suite 402
Hallandale Beach, FL 33009

Sales Order

Date	S.O. No.
3/5/2014	ID14-1010

Name / Address
Great American Beauty Inc. 124 North Swinton Avenue Delray Beach, FL 33444

Ship To
GAB - Berks 4000 Bordertown Avbe Sayreville NJ 08872

Expected Date	P.O. No.	Terms
3/5/2014		

Item	Description	Ordered	U/M	Rate	Invoiced	Amount
Wake up Call ...	Adam Levine Men's Fragrance Solution Wake up Call Mod 3 UAB07758/00 @ 12%	428	kg	10.57	0	4,523.96T
10 ml Spryer	10ml Travel Spray Spryer	1,003		0.83	0	832.49T
10 ml Travel ...	10 ml Travel Spray Bottle	258		0.76	0	196.08T
10 ml Travel ...	10 ml Travel Cap	151		0.16	0	24.16T
100 ml 4PC G...	100ml 4PC Gift Set Shipper (6)	279	ea	0.88	0	245.52T
100 ml Bottle	Bottle 100ml with printing	168,206	ea	0.64	0	107,651.84T
100 ml Bottle ...	100 ml Bottle Pump	32,879	ea	0.38	0	12,494.02T
100 ml Box	Two-Part Rigid Box for 100 ml with foam liner	112,570	ea	1.30	0	146,341.00T
100 ml Cap	100ml Microphone look Cap	120,112	ea	0.93	0	111,704.16T
100 ml Gift S...	100 ml 4PC Gift Set Box 18.50.90	632	ea	4.00	0	2,528.00T
100 ml Packer	100ml Packer (3)	18,089	ea	0.17	0	3,075.13T
100 ml Shipper	100ml Shipper (36)	1,887	ea	0.76	0	1,434.12T
100 ml Tester...	Folding Box for 100 ml tester	5,965	ea	0.36	0	2,147.40T
100ml Botto...	100 ml Bottom Label	54,514	ea	0.01	0	545.14T
100ml Botto...	100 ml Bottom Label	49,264	ea	0.01	0	492.64T
30 ml Bottle	Bottle 30ml with printing	37,066	ea	0.35	0	12,973.10T
30 ml Bottle ...	30 ml Bottle Pump 20056614	14,504	ea	0.36	0	5,221.44T
30 ml Bottom...	30 ml Bottom Label	63,750	ea	0.01	0	637.50T
30 ml Box	Two-Part Rigid Box for 30 ml with foam liner	36,408	ea	1.10	0	40,048.80T
30 ml Cap	30ml Microphone look Cap	37,243	ea	0.78	0	29,049.54T
30 ml Packer	30ml Packer (3)	12,450	ea	0.11	0	1,369.50T
30 ml Shipper	30ml Shipper (36)	1,677		0.54	0	905.58T
50 ml Body ...	50 ml Body Wash Tube	38,020		0.63	0	23,952.60T
50 ml Bottle	Bottle 50ml with printing	124,728	ea	0.49	0	61,116.72T
50 ml Bottle ...	50 ml Bottle Pump 20056616	44,726	ea	0.38	0	16,995.88T
50 ml Bottom...	50 ml Bottom Label	45,101	ea	0.01	0	451.01T
50 ml Box	Two-Part Rigid Box for 50 ml with foam liner	95,045	ea	1.18	0	112,153.10T
50 ml Cap	50ml Microphone look Cap	96,964	ea	0.79	0	76,601.56T
50 ml Packer	50ml Packer (3)	9,034	ea	0.17	0	1,535.78T
50 ml Shipper	50ml Shipper (36)	887	ea	0.82	0	727.34T

Total

ID Perfumes
1250 E Hallandale Beach Blvd.
Suite 402
Hallandale Beach, FL 33009

Sales Order

Date	S.O. No.
3/5/2014	ID14-1010

Name / Address
Great American Beauty Inc. 124 North Swinton Avenue Delray Beach, FL 33444

Ship To
GAB - Berks 4000 Bordertown Avbe Sayreville NJ 08872

Expected Date	P.O. No.	Terms
3/5/2014		

Item	Description	Ordered	U/M	Rate	Invoiced	Amount	
Adam Body L...	AL Women's Moisturizing Body Lotion Oil UAB11020/00 @ 4%	75	kg	69.40	0	5,205.00T	
This Love Mo...	Adam Levine Women's Fragrance Solution This Love Mod 1 UAB06804/00 @ 18%	200	kg	14.78	0	2,956.00T	
	FINISH GOODS						
20.01.83	Adam Levine Men's 2ml EDT Vial on Card	96,907	ea	0.29	0	~~28,103.03T~~	FREE PFl
20.15.82	Adam Levine Men's 3.4 oz/100ml Tester	2,645	ea	3.78	0	9,998.10T	
21.70.95	GWP Black with White Stitch Messenger Bag	295		4.10	0	~~1,209.50T~~	FREE PFl
22.12.80	Adam Levine Men's 1.0 oz/30ml EDT Spray	739	ea	3.52	0	2,601.28T	
22.13.80	Adam Levine Men's 1.7 oz/50ml EDTSpray	765	ea	4.15	0	3,174.75T	
22.15.80	Adam Levine Men's 3.4 oz/100ml EDT Spray	1,300	ea	4.94	0	6,422.00T	
22.23.80	Adam Levine Men's 1.0 oz/30ml EDT Spray Window Box	2,700	ea	3.11	0	8,397.00T	
17.01.83	Adam Levine Women's 2ml EDP Vial on Card	107,006	ea	0.29	0	~~31,031.74T~~	FREE PFl
17.10.84	Adam Levine Women's Blotter Ribbon	465,346	ea	0.04	0	~~18,613.84T~~	FREE PFl
17.25.84	Adam Levine Shopping Bags	3,750	ea	0.97	0	~~3,637.50T~~	FREE PFl
17.50.85	Adam Levine Tester Display Unit	1,939	ea	6.95	0	~~13,476.05T~~	FREE PFl
18.12.80	Adam Levine Women's 1.0 oz/30ml EDP Spray	980	ea	3.73	0	3,655.40T	
18.13.80	Adam Levine Women's 1.7 oz/50ml EDP Spray	89	ea	4.27	0	380.03T	
18.50.90	Adam Levine Women's Gift Set - 3.4 oz / 100 ml Spray, 50 ml Body Wash, 50 ml Body Lotion, 10 ml Travel Spray	1,318	ea	12.46	0	16,422.28T	
19.60.95	Adam Levine Women's Duffle Bag	4,897	ea	4.25	0	~~20,812.25T~~	FREE PFl
19.64.95	GWP-Black with Silver Mesh Tote Bag	927		4.47	0	~~4,143.69T~~	FREE PFl
21.15.82	Adam Levine Women's 3.4 oz/100ml Tester	1,540	ea	4.19	0	6,452.60T	
	Sales Tax			0.00%		0.00	

	Total	Revised 1,293,054.87 PFl ~~$1,414,082.47~~